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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                       OF

                          6 3/4% SENIOR NOTES DUE 2005
                                       OF

                               USA NETWORKS, INC.

                                   USANi LLC

     This form, or one substantially equivalent hereto, must be used by any
Holder of 6 3/4% Senior Notes due 2005, (the "Outstanding Notes") of USA
Networks, Inc., a Delaware corporation ("USAi"), and USANi LLC, a Delaware limited liability company, ("USANi LLC" and, together with USAi, the "Issuers"), who wishes to tender Outstanding Notes pursuant to the Issuers' Exchange Offer,
as defined in the Prospectus dated             , 1999 (the "Prospectus"), and
(i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver such Outstanding Notes or any other documents required by the Letter of
Transmittal on or before the Expiration Date or (iii) who cannot comply with the book-entry transfer procedure on a timely basis. This form may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The
Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Capitalized
terms not defined herein are defined in the Prospectus.

            Delivery to: THE CHASE MANHATTAN BANK, AS EXCHANGE AGENT

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
        By Mail, Hand or Overnight Courier:                     Facsimile Transmission Number
                  55 Water Street                               (Eligible Institutions only):
             Room 234, North Building                                 (212) 638-7375 or
             New York, New York 10041                                  (212) 344-9367
             Attention: Carlos Esteves                              To Confirm Facsimile
            (IF BY MAIL, REGISTERED OR                             or for Information Call
            CERTIFIED MAIL RECOMMENDED)                                (212) 638-0828
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          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS
      OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER
      OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuers upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Outstanding Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery
Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Outstanding Notes set forth in the Letter of Transmittal.
The undersigned hereby tenders the Outstanding Notes listed below:

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
         Certificate Number(s) (if available)                               Principal Amount Tendered
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

     All authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     If Outstanding Notes will be tendered by book-entry transfer, please provide the following information:

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
            Name of Tendering Institution:                          Depository Trust Company Account Number:
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                                PLEASE SIGN HERE

X                                                          Date:
  Signature(s) of Owner(s) or Authorized Signatory

Area Code and Telephone Number:

     Must be signed by the holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities
Transfer Agents Medallion Program, the New York Stock Exchange Medallion
Signature Program or the Stock Exchanges Medallion Program, guarantees that the certificates representing the principal amount of Outstanding Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The
Depository Trust Company pursuant to the procedures set forth in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

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
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                 Name of Firm                                  Authorized Signature

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                Street Address                                 Name (please print)

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           City, State and Zip Code                                   Title

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        Area Code and Telephone Number                                 Date

       DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. ACTUAL SURRENDER OR CERTIFICATES FOR INITIAL NOTES MUST BE MADE PURSUANT TO,
           AND BE ACCOMPANIED BY, THE EXECUTED LETTER OF TRANSMITTAL.